UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 22, 2016

Tesoro Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Indenture and Notes Issuance

On December 22, 2016, Tesoro Corporation (the “Company”) closed its previously announced offering of $850,000,000 aggregate principal amount of 4.750% Senior Notes due 2023 (the “2023 Notes”) and $750,000,000 aggregate principal amount of 5.125% Senior Notes due 2026 (the “2026 Notes” together with the “2023 Notes”, the “Notes”). The Notes were issued pursuant to an indenture, dated as of December 22, 2016 (the “Indenture”), among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”). The Notes were offered and sold in accordance with the Company’s Offering Memorandum dated December 15, 2016 and in the United States only to qualified institutional buyers (as defined in the Securities Act of 1933, as amended (the “Securities Act”)) pursuant to Rule 144A under the Securities Act and outside the United States only to non-U.S. persons in accordance with Regulation S under the Securities Act. Following the issuance of the Notes described above and the Company’s entry on December 13, 2016 into its amended revolving credit facility, the Company’s bridge commitment has been terminated.

The 2023 Notes were issued at an issue price of 100.00% and bear interest at a rate of 4.750% per annum. The 2026 Notes were issued at an issue price of 100.00% and bear interest at a rate of 5.125% per annum. Interest on the Notes is payable on June 15 and December 15 of each year, beginning on June 15, 2017. The 2023 Notes will mature on December 15, 2023 and the 2026 Notes will mature on December 15, 2026.

The Company may redeem some or all of the 2023 Notes prior to October 15, 2023 and some or all of the 2026 Notes prior to September 15, 2026 for cash at the redemption prices set forth in the Indenture, plus accrued and unpaid interest and, if any, additional interest. If the Company experiences specific kinds of change of control, it will be required to offer to purchase the Notes at a price equal to 101% of the principal amount thereof plus accrued and unpaid interest.

In the event that (i) the merger (the “Merger”) of Tahoe Merger Sub 1, Inc., a Delaware Corporation, with and into Western Refining, Inc. does not take place on or prior to November 30, 2017 or (ii) at any time prior to November 30, 2017, the Agreement and Plan of Merger, dated as of November 16, 2016 (the “Merger Agreement”), by and among the Company, Western Refining, Inc., Tahoe Merger Sub 1, Inc., a wholly owned subsidiary of the Company, and Tahoe Merger Sub 2, LLC, a wholly owned subsidiary of the Company, is terminated, the Company will redeem all of the Notes at a price equal to 101% of the principal amount thereof plus accrued and unpaid interest.

The Notes are the Company’s general unsecured senior obligations, and are effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, structurally subordinated to all existing and future indebtedness and other liabilities of the Company’s non-guarantor subsidiaries, equal in right of payment to all of the Company’s and Company’s guarantor subsidiaries’ existing and future senior indebtedness and senior in right of payment to all of the Company’s future subordinated indebtedness, if any. The Notes are jointly and severally guaranteed on a senior unsecured basis by certain of the Company’s domestic subsidiaries that have outstanding debt or guarantee other specified indebtedness and, following completion of the Merger, Western Refining, Inc. and certain of its subsidiaries.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of Notes (included in the Indenture), which is filed as Exhibit 4.1 herewith and incorporated by reference herein.

The Notes have not been registered under the Securities Act. The Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 above is incorporated by reference into this Item 2.03.

FORWARD LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the proposed Merger, integration and transition plans, synergies, opportunities, anticipated future performance, expected share buyback program and expected dividends. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, the expected timing and likelihood of completion of the proposed Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of the Company may not approve the issuance of new shares of common stock in the Merger or that stockholders of Western Refining, Inc. may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or Western Refining, Inc.’s common stock, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company and Western Refining, Inc. to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, the risk that the combined company may not buy back shares, the risk of the amount of any future dividend the Company may pay, and other factors. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and registration statement on Form S-4 filed with the SEC on December 14, 2016, as amended (the “Form S-4”) that are available on its website at http://www.tsocorp.com and on the SEC’s website at http://www.sec.gov, and those detailed in Western Refining, Inc.’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Western Refining, Inc.’s website at http://www.wnr.com and on the SEC website at http://www.sec.gov. The Company’s and Western Refining, Inc.’s forward-looking statements are based on assumptions that the Company and Western Refining, Inc. believe to be reasonable but that may not prove to be accurate. The Company and Western Refining, Inc. undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation:

This communication relates to a proposed business combination between Western Refining, Inc. and the Company. This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company and Western Refining, Inc. In connection with the proposed transaction, Tesoro has filed the Form S-4, containing a preliminary joint proxy statement/prospectus of Tesoro and Western Refining, Inc. and Western Refining, Inc. and/or the Company may file one or more additional proxy statements, registration statements, proxy statement/prospectus or other documents with the SEC. This communication is not a substitute for the proxy statement, registration statement, proxy statement/prospectus or any other documents that the Company or Western may file with the SEC or send to stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY AND WESTERN REFINING, INC. ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FORM S-4 AND ANY OTHER PROXY STATEMENT(S), REGISTRATION STATEMENT(S) AND/OR PROXY STATEMENT/PROSPECTUS(ES), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Form S-4 has not yet become effective. After the Form S-4 is declared effective by the SEC, the Company and Western Refining, Inc. will each file with the SEC a definitive joint proxy statement/prospectus, and each of the Company and Western Refining, Inc. will file other documents with respect to the proposed transaction. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Western Refining, Inc. and/or the Company, as applicable. Investors and security holders will be able to obtain copies of these documents, including the proxy statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at http://www.tsocorp.com or by contacting the Company’s Investor Relations Department by phone at 210-626-6000. Copies of documents filed with the SEC by Western Refining, Inc. will be made available free of charge on Western Refining, Inc.’s website at http://www.wnr.com or by contacting Western Refining, Inc.’s Investor Relations Department by phone at 602-286-1530 or 602-286-1533.

Participants in the Solicitation:

The Company and its directors and executive officers, and Western Refining, Inc. and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock and Western Refining, Inc.’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on March 22, 2016, and in the other documents filed after the date thereof by the Company with the SEC. Information about the directors and executive officers of Western Refining, Inc. is set forth in the proxy statement for Western Refining, Inc.’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 22, 2016, and in the other documents filed after the date thereof by Western Refining, Inc. with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Section 9.01 — Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Indenture (including form of Notes), dated as of December 22, 2016, among Tesoro Corporation, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the $850,000,000 aggregate principal amount of 4.750% Senior Notes due 2023 and $750,000,000 aggregate principal amount of 5.125% Senior Notes due 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESORO CORPORATION

By:	/s/ Steven M. Sterin
Name:	Steven M. Sterin
Title:	Executive Vice President and Chief Financial Officer

Date: December 22, 2016

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture (including form of Notes), dated as of December 22, 2016, among Tesoro Corporation, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the $850,000,000 aggregate principal amount of 4.750% Senior Notes due 2023 and $750,000,000 aggregate principal amount of 5.125% Senior Notes due 2026.